Exhibit 10.1

JOINDER AGREEMENT

February 10, 2021

By executing this joinder, the undersigned hereby agrees, as of the date first set forth above, that the undersigned (i) shall become a party to that certain Letter Agreement, dated February 10, 2020 (as may be amended or restated from time to time, the “Letter Agreement”), by and among CITIC Capital Acquisition Corp. (the “Company”), CITIC Capital Acquisition LLC (the “Sponsor”), and the executive officers and directors of the Company, solely with respect to paragraphs 1, 2, 6, 7(a), 7(c), 8, 9 and 10 of the Letter Agreement, and shall be bound by, and entitled to the rights provided under, the terms and provisions of such sections of the Letter Agreement as an Insider (as defined therein) solely with respect to the 13,000 Class B ordinary shares of the Company held by it (the “Founder Shares”); and (ii) shall become a party to that certain Registration Rights Agreement, dated February 10, 2020 (as may be amended or restated from time to time, the “Registration Rights Agreement”), by and among the Company, the Sponsor and the other Holders signatory thereto (as defined therein), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder and entitled to the rights of a Holder under the Registration Rights Agreement and the Founder Shares shall be “Registrable Securities” thereunder.

[Signature Page Follows]

/s/ Mark B. Segall
Mark B. Segall

ACKNOWLEDGED AND AGREED:

CITIC CAPITAL ACQUISITION CORP.

By:	/s/ Fanglu Wang
Name: Fanglu Wang
Title: Chief Executive Officer

[Signature Page to Joinder Agreement]